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                                                                   Exhibit  21.1

                         SUBSIDIARIES OF THE REGISTRANT


SUBSIDIARIES:


     Immunex Manufacturing Corporation
     Incorporated in the State of Washington
     51 University Street
     Seattle,  WA   98101



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